                                                                   EXHIBIT 10.21

                            RIGHT OF FIRST REFUSAL
                            ----------------------


          THIS RIGHT OF FIRST REFUSAL ("Agreement") is made and entered into this ____ day of August, 1996, by and among PJ AMERICA, INC., a Delaware corporation ("PJ America"), PJ LOUISIANA, INC., a Louisiana corporation ("PJ Louisiana") and the shareholders of PJ Louisiana identified on the signature page attached hereto (the "Shareholders").

                               A G R E E M E N T
                               -----------------

          In consideration of the payment of $100 and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

          1.  RIGHT OF FIRST REFUSAL.
              ----------------------

              1.1 GRANT OF RIGHT OF FIRST REFUSAL. For a period commencing on the date hereof and ending on August 31, 2001 ("Term"), neither PJ Louisiana nor any Shareholder shall transfer (i) any interest in PJ Louisiana ("Company Interest"), or (ii) any material portion of the assets of the PJ Louisiana, which shall include any Papa John's restaurant located in Baton Rouge, Lafayette or Lake Charles, Louisiana or any right or interest in and to a Papa John's franchise for a restaurant located in Baton Rogue, Lafayette or Lake Charles, Louisiana, without PJ America's written consent and without giving PJ America the first right and option to purchase the interest or assets intended or proposed to be transferred, at the price and on the terms and conditions of this Agreement. Notwithstanding anything herein to the contrary, a Shareholder may transfer all or a portion of such Shareholder's Company Interest to another Shareholder, to PJ Louisiana, to an immediate family member of the Shareholder or to a trust established for the benefit of such immediate family member, or to a person or entity for whom or which the consent of PJ America is obtained (such person or entity being referred to as a "Permitted Transferee") without such transfer being subject to PJ America's right of first refusal provided for herein, subject, however, to the Permitted Transferee signing consents and agreements, in form and substance satisfactory to PJ America, as PJ America shall require to evidence the Permitted Transferee's agreement to be bound by the terms and restrictions of this Agreement.

              1.2 TRANSFER DEFINED. For purposes of this Agreement, the term "transfer" shall mean any issuance, conveyance, sale, exchange, assignment, gift, pledge, mortgage, or any other encumbrance (other than a lien against PJ Louisiana's assets to secure a loan for the construction, remodeling, equipping or operation of a Papa John's outlet), transfer by bankruptcy, transfer by judicial order, merger, consolidation, share exchange, transfer by operation of law or otherwise, or agreement to do any of the forgoing, whether direct or indirect, voluntary or involuntary. Except for transfers between Permitted Transferees, any ownership or structural changes in PJ Louisiana, including, but not limited to, any merger, reorganization, issuance of additional shares or classes of stock or additional partnership interests, shall constitute and be deemed a transfer of PJ Louisiana and subject to the terms and conditions of this Agreement.
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              1.3 NOTICE OF PROPOSED TRANSFER. During the Term, PJ Louisiana or
any Shareholder (the "Transferring Party"), as the case may be, shall give PJ America at least 45 days prior written notice of any intended transfer of any of its Company Interest or interest in any material portion of the assets of PJ Louisiana. Such notice shall set forth the name of the proposed transferee and a detailed statement of all of the terms and conditions of such intended or proposed transfer.

              1.4  OPTION TO CORPORATION.
                   ---------------------

                   A. For a period of 45 days following receipt of the notice (the "Option Period"), PJ America shall have the right to purchase any Company Interest or material portion of the assets of PJ Louisiana that the Transferring Party desires to transfer at the purchase price and on the terms of payment set forth in the notice. Notwithstanding the foregoing, PJ America, in its sole discretion, may tender payment of the purchase price to the Transferring Party in any combination of cash or registered common shares of PJ America having a value (as determined in accordance with Section 1.4.b) equal to the purchase price set forth in the notice. Should the proposed transfer involve the payment of any non-cash consideration, PJ America shall have the option to purchase the Company Interest or assets at a price equal to the fair market value (as determined in accordance with Section 1,4.b) of such non-cash consideration plus the amount, if any, of consideration paid in cash.

                   B. For purposes hereof, the value of a registered common share of PJ America shall equal, as applicable, (i) the average of the closing bid prices for the common stock of PJ America stock as listed on the NASDAQ System or such other system on which the common stock of PJ America is traded for the five trading days immediately preceding the date on which the purchase price is required to be tendered, or (ii) the average of the closing prices listed for the common stock of PJ America on the exchange on which the common stock of PJ America is listed for the five trading days immediately preceding the date on which the purchase price is required to be tendered.

                   C. PJ America shall determine the fair market value of the non-cash consideration using fair and reasonable methods. PJ America shall make such determination, and provide written notice to the Transferring Party, as promptly as practicable, but in no event later than 30 days after it has received the notice of the intended transfer. If the Transferring Party disagrees with the value as determined by PJ America, then PJ Louisiana and the Transferring Party shall each hire an appraiser (or a single appraiser, if they so agree) to value the non-cash consideration. If the appraisals are within 20% of each other, then the difference between the two shall be equally divided to establish the price at which PJ America may exercise its first right and option. If the difference between the appraisals is greater than 20%, then the issue of the fair market value of such consideration shall be determined by a third appraiser selected by the other two appraisers and whose decisions shall be final, except that it may not be lower or higher than the lowest appraisal and highest appraisal, respectively, determined by the first two appraisers.

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              1.5 EXERCISE OF OPTION. If PJ America elects to exercise its option hereunder, it shall give written notice, within the Option Period, to the Transferring Party of PJ America's election to exercise such option.

              1.6 FAILURE TO EXERCISE OPTION. If PJ America fails to exercise its right of refusal, the Transferring Party may make the proposed transfer on the exact terms and conditions specified in the notice of proposed transfer to PJ America within 60 days after the expiration of PJ America's option, provided, that the transferee consents in form and substance satisfactory to PJ America to be bound by the terms and restrictions of this Agreement. If the transfer is not consummated within such 60-day period, the Transferring Party may not thereafter transfer such interest or asset without again complying with this Section.

          2.  MISCELLANEOUS.
              -------------

              2.1 FURTHER ASSURANCES. Each of the parties hereto agrees that the party will at any time, and from time to time, upon the request of the appropriate party, do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to complete the transactions contemplated by this Agreement.

              2.2 ASSIGNMENT. No party shall assign or delegate this Agreement or any rights, interests or obligations hereunder without the prior written consent of the other parties, except that PJ America may assign in its sole discretion, any or all of its rights and interests, without the prior written consent of the other parties, to any subsidiary of PJ America. This Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

              2.3 AMENDMENTS, SUPPLEMENTS, ETC. This Agreement may not be amended or supplemented by the parties except by an instrument in writing signed by all of the parties hereto.

              2.4 GOVERNING LAW. The terms of this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Alabama.

                                 PJ AMERICA, INC.

                                 By:
                                    -------------------------
                                 Title:
                                       ----------------------
                                           ("PJ America")

                                 PJ AMERICA, INC.

                                 By:
                                    -------------------------
                                 Title:
                                       ----------------------
                                          ("PJ Louisiana")



                                 -----------------------------
                                 RICHARD F. SHERMAN




                                 -----------------------------
                                 MICHAEL M. FLEISHMAN




                                 -----------------------------
                                 FRANK O. KEENER




                                 -----------------------------
                                 STEPHEN P. LANGFORD




                                 -----------------------------
                                 DOUGLAS S. STEPHENS




                                 -----------------------------
                                 ROBERT W. CURTIS, JR.




                                 -----------------------------
                                 LARRY BEST

                                        ("Shareholders")